Senior and Other Debt - Scheduled Maturities for Senior Credit Facilities Senior Subordinated Notes and Other Debt (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Jun. 30, 2012	Jun. 30, 2011
Maturities Of Long Term Debt
2013		$ 8,139
2014		87,894
2015		403
2016		286
2017		77,370
Thereafter
Senior and other debt	$ 210,937	$ 174,092	$ 136,589